UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

REVOLUTION HEALTHCARE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40190	86-1403778
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 University Road Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

(617) 234-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM (Stakeholder Aligned Initial Listing) securities, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fifth of one redeemable warrant to acquire one share of Class A Common Stock	REVHU	The NASDAQ Stock Market LLC

Class A Common Stock included as part of the SAILSM securities	REVH	The NASDAQ Stock Market LLC

Redeemable Warrants included as part of the SAILSM securities, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	REVHW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 22, 2021, Revolution Healthcare Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 55,000,000 SAILSM (Stakeholder Aligned Initial Listing) securities (the “SAILSM securities”) at an offering price of $10.00 per SAILSM security and a private placement with REV Sponsor LLC (the “Sponsor”) of 12,000,000 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant (the “Private Placement”). Each SAILSM security consists of one share of Class A Common Stock, $0.0001 par value per share (the “Class A Common Stock”), and one-fifth of one redeemable warrant (the “Public Warrants” and, together with the Private Placement Warrants, the “Warrants”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The net proceeds from the IPO, together with certain of the proceeds from the Private Placement, of $550,000,000 in the aggregate (the “Offering Proceeds”), were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., established for the benefit of the Company’s public stockholders and the underwriters of the IPO, with Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of March 22, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of March 22, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2021

REVOLUTION HEALTHCARE ACQUISITION CORP.

By:	/s/ Jay Markowitz
Name:	Jay Markowitz
Title:	Chief Executive Officer